EXHIBIT 10.2



                            STANDARD INDUSTRIAL LEASE

Dated (for reference) as of:  August 9, 1996

1. DEFINED TERMS. Each reference in this Lease to any of the following terms shall include the data for such term as stated below with any additional terms used in this Lease to have the meaning and definition given hereafter:


Tenant:    NEXAR TECHNOLOGIES, INC.,         Landlord:    IBG HUNTWOOD ASSOCIATES,
           a Delaware corporation                         a California general partnership



Tenant's Address:     30551 Huntwood Ave.    Landlord's    c/o Warehouse Properties, Inc.
                      Hayward, CA  94545     Address:      1400 Fashion Island Blvd., #1000
                                                           San Mateo, CA  94404



and a copy to:        182 Turnpike Road
                      Westborough, MA  01581


Description of the Premises:     Street Address:  30551 Huntwood Avenue, Hayward

Floor Area of Improvements:      Approximately  100,000  sq.  ft.  (see attached
                                 Exhibit "A")

Term:      Five (5) years     Scheduled Term Commencement Date:  August 15, 1996

Rent: $24,000 per month for the first 12 months of the Term; see Paragraph 43 thereafter.

Taxes, Insurance, and Maintenance Reserve Deposit:     $5,500 per month

Security Deposit:     $66,000

Insurance Amounts:
              Bodily Injury per Person:              $3,000,000
              Bodily Injury per Occurrence:          $3,000,000
              Property Damage:                       $1,000,000

Landlord's Construction Representative:     Mike Schonenberg

Tenant's Construction Representative:       Liaqat Khan

Uses:         Storage,  assembly,   integration  and  distribution  of  computer
              related products and related administrative uses.

Tenant's Share of:   Real  Property  Taxes   100 %,  Insurance  Expenses   100%,
                     Maintenance Expenses 100%







2. PREAMBLE. Landlord hereby leases to Tenant, and Tenant hereby leases and accepts from Landlord, that certain real property described in Paragraph 1 (the "Premises") for the Term and upon the covenants and conditions hereinafter specified. Any statement of square footage set forth in this Lease is an approximation which Landlord and Tenant agree is reasonable and the rental is not subject to revision whether or not the actual square footage is more or less. The Security Deposit and first month's Rent are due at execution of the Lease by Tenant.

3.  COMMENCEMENT.  SECTION DELETED BY PARTIES.

4. RENT; NET LEASE. Tenant agrees to pay Landlord at Landlord's address, or at such other place designated by Landlord by written notice to Tenant, the Rent, in lawful money of the United States, in advance, without demand, off-set or deduction, on the first day of each calendar month of the Term hereof. In the event the Term commences or the date of expiration of this Lease occurs other than on the first day or the last day of a calendar month, the Rent for such month shall be prorated. This Lease is what is commonly called a "net lease"; it being understood that Landlord shall receive the Rent free and clear of any and all impositions, taxes, liens, charges or expenses of any nature or kind whatsoever in connection with the ownership and operation of the Premises. If Rent is not received as provided above and on or before the first day of each calendar month, a 6% late charge shall be payable by Tenant as provided in Paragraph 13.4 to compensate Landlord for expense incurred by Landlord for recordkeeping and collection. In the event that a late charge is payable, whether or not collected, four times in any six month period, then Rent shall automatically become due and payable quarterly in advance for the next twelve month period.

5. DEPOSITS.

         5.1 TAXES, INSURANCE AND MAINTENANCE RESERVE. Tenant shall deposit with Landlord each month the amount set forth in Paragraph 1 as a reserve to be used to pay real property taxes, maintenance expenses and insurance expenses on the Premises which are payable by Tenant under the terms of this Lease. Tenant's expense obligations shall include a 10% management fee on Tenant expenses (excluding taxes and insurance expenses) collected by Landlord. At least once annually (within 120 days after close of calendar year) Landlord shall provide Tenant with a written reconciliation of expenses which Tenant shall have the right to audit. If the amounts deposited with Landlord by Tenant under the provisions of this Paragraph are insufficient to discharge the obligations of Tenant, Tenant shall deposit with Landlord, within thirty (30) days of Landlord's demand, the additional sums necessary to fully satisfy such obligations. If Tenant's deposits are in excess of the expenses, the excess shall be credited to the next month's rent (unless the term has expired, in which case Landlord shall pay Tenant the excess within thirty (30) days of Landlord's reconciliation). All monies deposited with Landlord under this Paragraph may be intermingled with other monies of Landlord and shall not bear interest.

         5.2 SECURITY DEPOSIT. Tenant has deposited with Landlord the Security Deposit set forth in Paragraph 1 above as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, and after expiration of all notice and grace periods as provided hereunder, Landlord may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default, or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default (beyond all applicable notice and grace periods), or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall, within ten
(10) days after written demand therefor, deposit cash with

                                        2





Landlord in an amount sufficient to restore said deposit to the full amount stated in Paragraph 1, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep said deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) promptly at the expiration of the Term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to said Security Deposit.

6. USE.

          6.1 USE. The Premises shall be used and occupied only for the uses stated in Paragraph 1.

         6.2 COMPLIANCE WITH LAW: PRIOR RESTRICTION. Tenant shall, at Tenant's sole expense, comply promptly and continuously with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the Term, or any part of the Term hereof, regulating the Use of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance. Outside storage shall not be allowed under any circumstances unless it is in full compliance with all City of Hayward regulations.

         6.3 CONDITION OF PREMISES. Tenant hereby accepts the Premises in their condition existing as of the date of the execution hereof, with the exception of any latent defects not reasonably apparent by physical inspection, and subject to all applicable zoning, municipal, county and state laws, ordinances and regulations and any covenants or restrictions of record governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant shall be solely responsible for any costs of, or liabilities resulting from failure to comply with, ADA or related requirements or regulations. Tenant acknowledges that neither Landlord nor Landlord's agents has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, and that Tenant has made such legal and factual inquiries with respect thereto as it deems appropriate and has relied solely thereon.

         6.4 HAZARDOUS MATERIALS. Tenant shall not cause any Hazardous Materials to be used, generated, stored or disposed of on or about the Premises except in the ordinary course of Tenant's business, and then only in compliance with all Hazardous Materials Laws. Hazardous Materials means those substances described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended 42 U.S.C Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts (collectively, "Hazardous Materials Laws"). Tenant shall be liable to Landlord for any and all damages caused by Tenant's breach of the foregoing covenants. Landlord shall not be liable for any claims, damages or losses due to the effects of Hazardous Materials on the Premises that is caused by owners, tenants, licensees, and invitees of other properties or is not directly caused by Landlord. Tenant shall indemnify, defend by counsel acceptable to Landlord and hold Landlord harmless from and against any claims, damages or liabilities arising out of a breach of any provision of this Paragraph 6.4. Landlord and Tenant each agree to promptly notify the other party of, and provide copies of, any communication received from any governmental entity concerning Hazardous Materials or the violation of Hazardous Materials Laws that relate to the Premises. If Landlord requires testing to ascertain whether there has been any violation of Hazardous Materials Laws on the Premises, then upon prior written notice to Tenant, Landlord, may require any such testing that is then customarily used for that purpose, provided such testing does not unreasonably interfere with Tenant's use and occupancy of the

                                        3





Premises. The cost of such testing shall be an expense of Landlord if Tenant has not violated any Hazardous Material Laws. In the event that Tenant has violated any Hazardous Material Laws, then the cost of testing, together with all other costs for remediation or any other related liability, shall be borne by Tenant. The covenants contained herein shall survive the expiration or earlier termination of the Lease. Landlord shall indemnify, defend by counsel acceptable to Tenant and hold Tenant harmless from and against any claims, damages or liabilities due to the existence of any hazardous substance in, on or about the Premises or the violation of any government requirement with respect to environmental protection which is caused by Landlord.

7. MAINTENANCE, REPAIRS AND ALTERATIONS.

         7.1 TENANT'S OBLIGATIONS. Tenant shall keep in good order, condition and repair the Premises and every part thereof (structural and nonstructural), including the walls, floor, roof, all adjacent sidewalks, landscaping, driveways, parking lots, fences located in the areas which are adjacent to and included in the Premises except as provided for in Paragraph 7.4. At the reasonable cost and expense of Tenant, the landscaping shall be maintained by a professional gardener and the exterior of the building shall be repainted at least once every four (4) years.

         7.2 SURRENDER. On the last day of the Term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in the same condition as when received, clean and free of debris with reasonable wear and tear and damage caused by casualty and condemnation excepted. Tenant shall repair any damage to the Premises occasioned by the removal of Tenant's trade fixtures, furnishings and equipment. Tenant shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition, reasonable wear and tear and damage caused by casualty and condemnation excepted.

         7.3 LANDLORD RIGHTS. If Tenant fails to perform Tenant's obligations under this Paragraph 7, or under any other paragraph of this Lease, Landlord may, at its option (but shall not be required to), enter upon the Premises, after fifteen (15) days' prior written notice to Tenant (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Tenant's behalf and put the same in good order, condition and repair, and the cost thereof shall become due and payable as additional Rent to Landlord together with Tenant's next Rent payment.

         7.4 LANDLORD'S OBLIGATIONS. Except for the obligations of Landlord under Paragraph 7, 9 and 14, it is intended by the parties hereto that Landlord shall have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the building located thereon nor the equipment therein, whether structural or non-structural, all of which obligations are intended to be that of the Tenant. Tenant hereby waives the provisions of California Civil Code
Section 1941 and 1942 or any related or successor provision of law which would otherwise afford Tenant the right to make repairs at Landlord's expense, or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair. Landlord shall at Landlord's expense keep the foundation, roof structure (not including roof membrane) and structural walls of the Premises in good condition and repair.

         7.5 ALTERATIONS AND ADDITIONS.

                  (a) Tenant shall not, without Landlord's prior written consent (which consent shall not be unreasonably withheld or delayed), make any alterations, improvements, additions or Utility Installations in, on or about the Premises, except for non-structural alterations not exceeding Twenty-five

                                        4





Thousand Dollars ($25,000.00) in cumulative costs in any twelve (12) month period, during the Term of this Lease. As used in this Paragraph 7.5, the term "Utility Installations" shall include carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Landlord may require that Tenant remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the Term, and restore the Premises to their prior condition unless Tenant obtains Landlord's approval not to require any such removal at time of consent. Landlord may require Tenant to provide Landlord with, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to the estimated cost of such improvements, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of work. Should Tenant make any alterations, improvements, additions or Utility Installations without the prior approval of Landlord except as permitted as aforesaid, Landlord may require that Tenant immediately remove any or all of the same.

                  (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises, that Tenant shall desire to make, and which require the consent of the Landlord as aforesaid, shall be presented to Landlord in written form, with proposed detailed plans. If Landlord shall give its consent, the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Landlord prior to the commencement of the work and the compliance by Tenant with all conditions of said permit in a prompt and expeditious manner.

                  (c) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any work in or on the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law.

                  (d) Unless Landlord requires their removal at the time of Landlord's consent, as set forth in Paragraph 7.5(a), all alterations, improvements, additions and Utility Installations excluding trade fixtures of Tenant), which may be made on the Premises, shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Term. Notwithstanding the provisions of this Paragraph 7.5(d),Tenant's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises and cannot be restored by Tenant, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Paragraph 7.2.

          7.6 COMMON AREA MAINTENANCE. Landlord, at Landlord's option, may arrange for any portion of the exterior or common area maintenance and repair. Tenant shall pay to Landlord upon demand a reasonable proportion to be determined by Landlord of all costs.

8. INSURANCE, INDEMNITY.

         8.1 COVERAGE. The following insurance and any additional insurance coverage that may be required by law, or reasonably required by holders of mortgages or deeds of trust, shall be carried protecting Landlord and the holders of any mortgages or deeds of trust covering the Premises. Any insurance polices provided by Tenant shall provide that such policies are primary and non-contributing with any insurance carried by the Landlord.

                                        5






                  (a) Insurance covering loss or damage to the Premises in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and special extended perils ("all risk" as such term is used in the insurance industry). Said insurance shall provide for payment of loss thereunder to Landlord or to the holders of mortgages or deeds of trust on the Premises. A stipulated value or agreed amount endorsement deleting the co-insurance provision of the policy shall be procured with said insurance. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $5,000 per occurrence, and Tenant shall be liable for such deductible amount.

                  (b) Comprehensive general liability (Landlord's risk only including without limitation bodily injury, personal injury and property damage insurance) in the amount of six (6) million dollars or such higher limits as Landlord may reasonably require.

                  (c) Insurance against abatement or loss of rent in case of fire or other casualty in an amount equal to the Rent, Real Property Taxes, and insurance premium payments to be made by Tenant during one (1) year; and

                  (d) Commercial general liability insurance (including without limitation bodily injury, personal injury and property damage), with limits at least as high as the amounts respectively stated in Paragraph 1 or such higher limits as Landlord may reasonably require. If insurance with a general aggregate limit is used, the general aggregate limit shall apply separately to the Premises.

         8.2 PAYMENT OF PREMIUMS. Tenant shall obtain the insurance policy called for in Paragraph 8.1 (d). Landlord shall obtain the insurance policies called for in Paragraphs 8.1 (a), (b), and (c) and Tenant shall pay the cost thereof upon demand as additional rent. If Tenant fails to maintain insurance which Tenant has undertaken to provide, Tenant shall pay for any loss or cost resulting from said failure.

         8.3 INSURANCE POLICIES. Insurance required hereunder shall be with companies holding a Best's Insurance Guide "General Policyholder's Rating" of at least "A" and a " Financial Size Category" rating of at least Class VII. Insurance policies shall not be cancelable or subject to reduction in coverage or other modification except after thirty (30) days' prior written notice to Landlord. The insuring party shall deposit with such mortgage holders as Landlord may require, policies, duplicates or certificates as such holders may reasonably require, and shall in all cases furnish the other party with policies, duplicates and certificates. Tenant shall not violate or permit to be violated any of the conditions or provisions of any policy provided for in Paragraph 8. 1, and Tenant shall so perform and satisfy the requirements of the companies writing such policies so that at all times companies of good standing reasonably satisfactory to Landlord shall be willing to write and/or continue such insurance.

         8.4 WAIVER OF SUBROGATION. Tenant and Landlord each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against hereunder, which perils occur in, on or about the Premises, whether due to the negligence of Tenant or Landlord or their agents, employees, contractors and/or invitees. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

          8.5 INDEMNITY. Except to the extent caused by the negligence of Landlord or its agents, Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenant's

                                        6





use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere, and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of Tenant, or any of Tenant's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for damage or injury arising or resulting from the negligence of Landlord or its agents.

         8.6 EXEMPTION OF LANDLORD FROM LIABILITY. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom, or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises; nor shall Landlord be liable to the person of Tenant, Tenant's employees, agents or contractors whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, or from any other cause, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, regardless of whether the cause of such damage or injury or the means of repairing same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building or complex in which the Premises are located. The provisions of this paragraph 8.6 shall not apply to liability arising from the negligence of Landlord or its agents.

9. DAMAGE OR DESTRUCTION.

         9.1 PARTIAL  DAMAGE--INSURED.  Subject to the  provisions of Paragraphs
9.3 and 9.4, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy, Landlord shall, or at Landlord's option, Tenant shall repair such damage to the extent of net insurance proceeds received by Tenant as soon as reasonably possible (but no later than one hundred fifty (150) days from the date the damage occurred) and this Lease shall continue in full force and effect. If Tenant repairs the damage, Landlord shall reimburse Tenant or pay on submission of invoice for the costs of repair to the extent of insurance proceeds received by Landlord.

         9.2 PARTIAL DAMAGE--UNINSURED.  Subject to the provisions of Paragraphs
9.3 and 9.4, if at any time during the Term hereof the Premises are substantially damaged so as to materially affect Tenant's use, except by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at its expense), and such damage was caused by a casualty not covered under an insurance policy required to be maintained pursuant to Paragraph 8.1, Landlord shall give written notice to Tenant, within thirty (30) days after the date of the occurrence of such damage, of Landlord's intention to either a) repair such damage as soon as reasonably possible at Landlord's expense (but no later than one hundred fifty (150) days from the date the damage occurred), in which event this Lease shall continue in full force and effect, or (b) cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right within ten (10) days after the receipt of such notice to give written notice to Landlord

                                        7





of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such ten (10) day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

         9.3 TOTAL DESTRUCTION. If at any time during the Term of this Lease there is damage, whether or not an insured loss (including destruction required by any authorized public authority), to the building of which the Premises are a part to the extent that the cost of repair exceeds sixty percent (60%) of the then replacement cost of such building as a whole, then this Lease shall automatically terminate as of the date of such destruction. In the event, however, that the damage or destruction was caused by Tenant's gross negligence or willful misconduct, Landlord shall have the right to recover Landlord's damages from Tenant.

         9.4 DAMAGE NEAR END OF TERM. If the Premises are substantially damaged during the last year of the Term of this Lease, Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage.

         9.5 ABATEMENT OF RENT.  In the event of damage  described in Paragraphs
9.1 or 9.2, and Landlord or Tenant repairs or restores the Premises, Rent for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's use of the Premises is impaired. Except for the abatement of Rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration except for damage or injury caused by the negligence of Landlord or its agents.

         9.6 WAIVER. Tenant and Landlord hereby waive the provisions of California Civil Code Paragraphs 1932 (2) and 1933 (4) or any related or successor provision of law which relate to termination of leases when the thing leased is destroyed and agree that such event shall be governed by the terms of this Lease.

10. REAL PROPERTY TAXES.

         10.1 PAYMENT OF TAXES. Tenant shall pay the Real Property Tax, as defined in Paragraph 10.2, applicable to the Premises during the Term of this Lease. If deposits collected for real property taxes as provided in Paragraph
5.1 are not sufficient to discharge Tenant's obligations, payment of the balance shall be made the later of (i) at least ten (10) days prior to the delinquency date by depositing the balance with Landlord or (ii) thirty (30) days after written notice from Landlord. If any such taxes paid by Tenant shall cover any period of time after the expiration of the Term hereof, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Landlord shall reimburse Tenant to the extent required within thirty (30) days following expiration of the Term. If Tenant shall fail to pay any such taxes as set forth above, Landlord shall have the right to pay the same, in which case Tenant shall repay such amount to Landlord with Tenant's next Rent installment, together with interest at the maximum rate then allowable by law.

         10.2 DEFINITION OF "REAL PROPERTY TAX". As used herein, the term Real Property Tax shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income, franchise, transfer or estate taxes of Landlord) imposed on the Premises by any

                                        8





authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises, or in the real property of which the Premises are a part, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Premises. Real Property Tax shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of Real Property Tax or (ii) the nature of which was hereinbefore included within the definition of Real Property Tax.

          10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

         10.4 PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

11. UTILITIES. Tenant shall pay for heat, water, gas, electricity, and any other utilities and services supplied to the Premises, together with taxes thereon.
Tenant shall be responsible for any installation or hook-up charge. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any such interruption in or curtailment constitute a constructive eviction or grounds for rental abatement. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion, to be determined by Landlord, of all charges jointly metered with other premises.

12. ASSIGNMENT AND SUBLETTING.

         12.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or by operation of law assign, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent. Landlord shall not unreasonably withhold or delay its consent to an assignment or sublet, provided the proposed assignee or subtenant is reasonably satisfactory to Landlord as to credit and will occupy and use the Premises for the same purposes specified in Paragraph 1. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall constitute a breach of this Lease and be voidable at Landlord's election. Tenant shall pay to Landlord five hundred dollars ($500) as compensation for expenses in connection with any request by Tenant for Landlord's consent.

         12.2 NO RELEASE OF TENANT. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation, or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

          12.3 RECAPTURE OF PREMISES. In connection with any proposed assignment or sublease, Tenant shall submit to Landlord in writing (a) the name of the proposed assignee or subtenant, (b) such

                                        9





information as to its financial responsibility and standing as Landlord may reasonably require, and (c) all of the terms and conditions upon which the proposed assignment or subletting is to be made.

         12.4 EXCESS SUBLEASE RENTAL. If, on account of or in connection with any assignment or sublease, Tenant receives rent or other consideration in excess of the Rent called for hereunder, or in the case of the sublease of a portion of the Premises, in excess of the pro rata Rent based on the floor area of such portion, after appropriate adjustments to assure all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord fifty percent (50%) of the excess of such payment of rent or other consideration received by Tenant promptly after its receipt, after deduction of Tenant's costs reasonably incurred in connection with any such assignment or sublease.

13. DEFAULTS; REMEDIES.

         13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

                  (a) The vacating or abandonment of the Premises by Tenant for more than 30 consecutivedays.

                  (b) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant.

                  (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in Paragraph 13.1 (b), where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                  (d) (i) The making by Tenant of any general arrangement or assignment for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

                  (e) The discovery by Landlord that any financial statement given to Landlord by Tenant, any assignee of Tenant, any subtenant of Tenant, any successor in interest or any guarantor of Tenant's obligations hereunder was materially false.

         13.2 REMEDIES. In the event of any material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand, except as set forth below, and without

                                       10





limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

                  (a) Terminate Tenant's right to possession of the Premises, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all reasonable damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount which the unpaid Rent for the balance of the Term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; and that portion of the leasing commission paid by Landlord applicable to the unexpired Term of this Lease. Unpaid installments of Rent or other sums shall bear interest from the date due at the maximum rate then allowable by law.

                  (b) Maintain Tenant's right to possession in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the Rent as it becomes due hereunder.

                  (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of California.

         13.3 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within thirty (30) days after written notice by Tenant to Landlord, and to the holder of any mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within 10 days of written notice of default and thereafter diligently prosecutes the same to completion. If Landlord does not cure default within the specified time frame, Tenant shall have the right to cure and offset any expense to cure against Rent.

         13.4 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.


                                       11





14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the building or the Premises, or more than twenty-five percent (25%) of the land area of the Premises which is not occupied by any building, is taken by Condemnation; then Tenant may, at Tenant's option to be exercised in writing only within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. No reduction in Rent shall occur if the only area taken is that which does not have a building or parking located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain, or any payment made under threat of the exercise of such power, shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award for loss or damage to Tenant's trade fixtures, removable personal property moving and other relocation costs. In the event that this Lease is not terminated by reason of such Condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such Condemnation, repair any damage to the Premises caused by such Condemnation, except to the extent that Tenant has been reimbursed therefor by the condemning authority, within ninety (90) days of Landlord's receipt in total of any award from the condemning authority.

15. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, or option to, lease. This instrument is not effective as a lease or otherwise until execution and delivery by Landlord and Tenant.

16. ESTOPPEL CERTIFICATE.

         (a) Tenant shall, at any time during the Term, upon twenty (20) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification, and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

         (b) At Landlord's option, Tenant's failure to deliver such statement, within twenty (20) days of receipt of written notice, shall be a material breach of this Lease or shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord,
(ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's Rent has been paid in advance.

         (c) If Landlord desires to finance, refinance or sell the Premises, or any part thereof, Tenant hereby agrees, upon ten (10) days prior written notice, to deliver to Landlord such financial statements of Tenant as may be reasonably required by a lender or purchaser. Such statement shall include the past

                                       12





three years' financial statements of Tenant to the extent available. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

17. LANDLORD'S LIABILITY. Whenever Landlord conveys its interest in the Premises, Landlord shall be automatically released from all liability as respects the further performance of covenants on the part of Landlord herein contained provided the assignee executes an assumption agreement agreeing to assume all of Landlord's obligations with respect to this Lease including without limitation Landlord's obligation with respect to Tenant's Security Deposit. If requested, Tenant shall execute a form of release and such other documentation as may be required to further effect these provisions. Tenant agrees to look solely to Landlord's estate and interest in the Premises for the satisfaction of any liability, duty or obligation of Landlord in respect to this Lease, or the relationship of Landlord and Tenant hereunder, and no other assets of Landlord shall be subject to any liability therefor. Tenant agrees it will not seek, and hereby waives, any recourse against the individual partners, directors, officers, employees or shareholders of Landlord, or any of their personal assets, for such satisfaction.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Landlord not paid when due, shall bear interest at the maximum rate then allowable by law from the date due not to exceed fourteen percent (14%). Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

20. TIME OF ESSENCE. Time is of the essence in this Lease and every provision thereof.

21. ADDITIONAL RENT. Any monetary obligations of Tenant to Landlord under the terms of this Lease shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal service or by certified mail, return receipt requested. Notice by certified mail shall be deemed served on the date of delivery as shown on the postal receipt. Either party may, by notice to the other, specify a different address for notice purposes, except that, upon Tenant's taking possession of the Premises, the Premises and any additional address of Tenant set forth in Paragraph 1 shall constitute Tenant's address for notice purposes. A copy of all notices to be given to Landlord hereunder shall be concurrently transmitted by Tenant to such party or parties at such addresses as Landlord may hereafter designate by notice to Tenant. A courtesy copy of all notices to Tenant shall also be sent to: Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, MA 02109-2891., Attn: Stephen K. Fogg, Esq.

24. WAIVERS. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of Rent hereunder by Landlord

                                       13





shall not be a waiver of any preceding breach by Tenant or of any provision hereof, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. Partial or incomplete payments accepted by Landlord shall not be a waiver or considered an accord and satisfaction of any amounts due.

25. CAPTIONS. Paragraph captions are not a part hereof.

26. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the Term without the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental equal to the Rent during the last month of the Term increased by fifty percent (50%) and upon all the terms hereof applicable to a month-to-month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by any party shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to the provisions of Paragraphs 12 and 17, this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives. This Lease shall be governed by the laws of the State of California and any litigation between Landlord and Tenant shall be initiated in the county in which the Premises are located.

30. SUBORDINATION.

         (a) This Lease, at Landlord's option, shall be subordinate to any mortgage, deed of trust or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part, and to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Landlord's election to subordinate this Lease shall not be effective unless the mortgagee or trustee shall execute with Tenant a non-disturbance agreement recognizing that Tenant's right to quiet possession of the Premises shall not be disturbed, if Tenant is not in default, and so long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease. If any mortgagee or trustee shall elect to have this Lease prior to the lien of its mortgage or deed of trust, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust, whether this Lease is dated prior or subsequent to the date of said mortgage or deed of trust or the date of recording thereof.

         (b) To the extent Tenant has received a non-disturbance agreement as aforesaid, Tenant agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Tenant's failure to execute such documents within ten (10) days after written demand shall constitute a default by Tenant hereunder, or at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead to execute such documents.

31. AS IS. Except for the express representations and warranties of Landlord contained herein including without limitation Paragraph 47 below, Tenant is leasing the Premises "AS IS" without any warranty of Landlord, express or implied, as to the nature or condition of, or title to the Premises, or its fitness

                                       14





for Tenant's intended use of same. Tenant is relying solely upon its own independent inspection, investigation and analysis of the Premises as it deems necessary or appropriate in so leasing the Premises from Landlord (including, without limitation, any and all matters concerning the condition, use or suitability of the Premises). Except as provided above, Tenant is not relying in any way upon any representations, statements, agreements, warranties, studies, plans, reports, descriptions, guidelines or other information or material furnished by Landlord or its representatives, whether oral or written, express or implied, of any nature whatsoever regarding any of the foregoing matters.

32. LANDLORD'S ACCESS. Landlord and Landlord's agents shall have the right to enter the Premises upon reasonable notice and at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or tenants, and making such tests, alterations, repairs, improvements or additions to the Premises, or to the building of which they are a part, as Landlord may deem necessary or desirable. Landlord may, at any time during the last one hundred eighty (180) days of the Term hereof, place on or about the Premises any ordinary "For Sale" or "For Lease" signs, all without rebate of Rent or liability to Tenant.

33. AUCTIONS. Tenant shall not conduct any auction without Landlord's prior written consent.

34. SIGNS. Any sign placed on the Premises shall contain only Tenant's name or the name of any affiliate of Tenant actually occupying the Premises, but no advertising matter. No such sign shall be erected until Tenant has obtained Landlord's written approval, which approval shall not be unreasonably withheld or delayed, of the location, materials, size, design, and content thereof and any necessary permit therefor. Tenant shall remove any such sign upon termination and return the Premises to their condition prior to the placement of said sign.

35. MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not work a merger and shall, at the option of the Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such tenancies.

36. EASEMENTS, BOUNDARY CHANGES. Landlord reserves to itself the right, from time to time, to grant such easements, rights, dedications and enact boundary and common area configuration adjustments that Landlord deems necessary or desirable and to cause the recordation of parcel maps and restrictions, so long as they do not unreasonably interfere with the use of the Premises by Tenant or diminish Tenant's rights hereunder. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a breach of this Lease by Tenant.

37. QUIET POSSESSION. Upon Tenant's paying the Rent, additional rent and other sums provided hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Term hereof, subject to the provisions of this Lease.

38. GUARANTOR. It shall constitute a material default of the Tenant under this Lease if any Guarantor fails or refuses, upon reasonable request by Landlord to give: a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf,

                                       15





(b) current financial statements of Guarantor as may from time to time be requested by Landlord or (c) written confirmation that the guaranty is still in effect.

39. SECURITY MEASURES. Tenant hereby acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties.

40. AUTHORITY. If Tenant is a corporation, trust or partnership, each individual executing this Lease on behalf of such entity represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity. If Tenant is a corporation, trust or partnership, Tenant shall, within thirty (30) days after execution of this Lease, deliver evidence of such authority satisfactory to Landlord.

41. DISCLAIMERS ON AUTHORSHIP. Landlord and Tenant have contributed to the final form of this Lease. Therefore, neither Landlord or Tenant should be considered to be the author of this Lease should authorship affect the interpretation of this Lease by any tribunal.

42. AMENDMENTS. This Lease may be modified only in writing, signed by the Landlord and Tenant at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Rent or other rent payable under this Lease. As long as they do not materially change Tenant's obligations or rights hereunder, Tenant agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

43. RENT INCREASES. The Rent as called for in Paragraph 1 shall commence at $24,000.00 per month. The Rent shall be increased every 12 months during the Term of the Lease by the following schedule:

         August 16, 1996 to August 15, 1997:         $24,000 per month
         August 16, 1997 to August 15, 1998:         $29,000 per month
         August 16, 1998 to August 15, 1999:         $34,000 per month
         August 16, 1999 to August 15, 2000:         $39,000 per month
         August 16, 2000 to August 15, 2001:         $44,000 per month


44.  TENANT IMPROVEMENT ALLOWANCE.

         (a) Landlord shall provide a tenant improvement allowance (the "Improvement Allowance") in the amount of One Hundred Thousand and no/l00 Dollars ($100,000.00) for all costs (including design, permits and construction costs) associated with Tenant's proposed general purpose office improvements to the Premises. Tenant's proposed improvements shall be submitted to Landlord for approval prior to commencement of construction which approval shall not be unreasonably withheld or delayed. Subject to the provisions of subparagraph (c) below, in the event that Tenant's improvements cost more than the Improvement Allowance, Tenant shall pay all additional costs.

         (b) Advances of the Improvement Allowance shall not be made more than once each month and within thirty (30) days upon which an advance is requested provided Tenant has supplied Landlord with all materials and information required below. The amount of each request by Tenant shall represent the

                                       16





cost of that portion of the tenant improvements completed as of the date of such request, the cost of all equipment, fixtures and furnishings which shall be incorporated into the tenant improvements provided such materials are suitably stored, secured and insured and other third party design fees and city fees incurred by Tenant and related to the construction of the tenant improvements.

         As a condition to Tenant's right to receive any of the proceeds of the Improvement Allowance, Tenant shall have furnished to Landlord:

                  i) a copy of the application for payment issued by the Tenant's Contractor, together with Tenant's certification that all of the tenant improvements or any portion thereof covered by a given application for payment have been completed by the Contractor and have not been the subject of prior applications for payment; and

                  ii) receipted bills paid by Tenant to the Contractor for the tenant improvements covered by the prior application for payment and appropriate lien waivers from the Contractor and all subcontractors waiving any and all lien rights which any of them may have or acquire for work or material supplied for the tenant improvements.

         The advances from the Improvements Allowance may be paid by check made out jointly to Tenant and the Contractor and/or subcontractors (as applicable).

         (c) Landlord shall provide up to an additional One Hundred Thousand and no/l00 Dollars ($100,000) (the "Additional Funds") after August 16, 1997 as reimbursement of Tenant's actual expenditure on additional improvements to the Premises provided that Tenant i) is not and has not been in material default under the terms of this Lease, and ii) submits receipts for improvement work in excess of the original Improvement Allowance. Payment of the Additional Funds shall be made as provided for in Paragraph 44(b). The actual Additional Funds contributed by Landlord shall be amortized over the remaining Term of the Lease at a rate of eleven percent (11% ) (e. g. a $10,000 allowance would be reimbursed to Landlord as additional Rent over the remaining Term of 48 months at a rate of $258.46 per month).

45. EARLY ENTRY. With the prior written consent of Landlord, Tenant shall have the right within thirty (30) days prior to the Scheduled Term Commencement Date, at its sole risk, cost and expense, to enter upon and install racks and improvements in the Premises, and the same will not cause Rent to commence; provided that (a) Tenant shall have paid for and provided evidence to Landlord of all insurance required under the Lease having been secured; (b) Tenant shall pay utility charges and other costs and expenses incurred by Landlord which would not have been incurred except for such early entry by Tenant, and (c) Tenant does hereby indemnify Landlord from any costs or liabilities that may be incurred due to Tenant's early entry. Tenant shall not use the Premises for the storage of inventory or otherwise commence the operation of business without the express prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. If an event of default under the Lease occurs during the period between the date of occupancy and the date Rent is to begin ("Early Occupancy Period"), then, on the occurrence of such event of default, Tenant shall then be responsible for Rent due and payable from Tenant to Landlord. By entry, Tenant accepts Premises as being in good order, condition and repair in accordance with the provisions of the Lease. It is further understood that any improvement of the Premises by the Tenant without written consent of Landlord is hereby prohibited unless otherwise permitted under the terms of the Lease.

                                       17






46. REIT PROVISION. Notwithstanding anything that may be contained in this Lease to the contrary, no provision in this Lease shall be interpreted so as to have the effect of providing for payment of Rent, or any increment thereof, based in whole or in part on the income, net revenues, net income, or profits derived by the Tenant from the Premises, but may, if applicable, be construed to provide for Rent, or any increment thereof, based in part on a fixed percentage of gross receipts or sales or otherwise included in the term "rents from real Property" as such term is defined in Section 856(d) of the Internal Revenue Code. Further, no assignment of this Lease, or sublet under this Lease, will be approved if the effect thereof shall result in payment to the Landlord of rental based in whole or in part on the income, net revenues, net income or profits derived by the Tenant, Tenant's assignee or Tenant's sublessee from the Premises, but may, if applicable, result in payment to the Landlord of rental based in part on a fixed percentage of gross receipts or sales or otherwise included in the term "rents from real property" as such term is defined in Section 856(d) of the Internal Revenue Code. All documents relating to any permitted assignment or sublet shall refer to this restriction.

47. CONDITION ON DELIVERY. Landlord shall deliver the Premises to Tenant clean and free of debris on the Scheduled Term Commencement Date or such earlier date as agreed upon by Tenant and Landlord, and Landlord warrants and represents to the Tenant that the existing plumbing, electrical, and mechanical systems in the Premises shall be in good operating condition as of the Scheduled Term Commencement Date.

48. OPTION TO EXTEND TERM. In the event that Tenant i) has not been and is not in material default during the Term of this Lease, and ii) has not assigned or sublet more than 25 percent (25%) of the Premises during the last two (2) years of the Term to other than an affiliate of Tenant, Tenant is hereby granted the Option to extend the term of this Lease for an additional five (5) year term by giving Landlord written notice ("Written Notice") of its intention to do so at least seven (7) months prior to the expiration of the initial Term of this Lease. The terms and conditions as contained in this Lease shall remain in effect during this five (5) year extension term (the "Extension Term"), except that the Rent shall be increased (but not decreased) as set forth below:

The initial Rent for the Extension Term shall be at the then fair market rental for the Premises (but no less than the Rent payable in the month immediately preceding the first month of the Extension Term). In the event that Tenant and Landlord do not agree on the fair market rental, then Tenant and Landlord shall select a qualified appraiser to determine such fair market rental. The cost of said appraisal shall be borne equally by Landlord and Tenant. In the event that Tenant and Landlord shall not agree on the appraiser within sixty (60) days of Tenant's Written Notice to Landlord, then the President of the San Francisco chapter of the Society of Industrial and Office Realtors shall select an independent and qualified appraiser whose decision shall be binding on the parties. Notwithstanding the foregoing, the Rent for the Extension Term shall be increased as of the 31st month of the Extension Term in proportion to the increase in the Consumer Price Index for the prior 30 months. The Security Deposit shall be reduced to Thirty Three Thousand and no/100's Dollars ($33,000) during the Extension Term.

49. LEGAL FEES. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants or agreements or any inaccuracies in any of the representations and warranties on the part of the other party arising out of this Agreement, then in that event, the prevailing party in such action or dispute, whether by final judgment, or out of court settlement shall be entitled to have and recover of and from the other party all costs and expenses of suit, including actual attorneys' fees.


                                       18





50. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

51. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California and venue in Alameda County.

52. FEES AND OTHER EXPENSES. Except as otherwise provided herein, each of the parties shall pay its own fees and expenses in connection with this Agreement.

53. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

54. SUBORDINATION. In the event Landlord records a new mortgage encumbering the Premises, Landlord agrees to obtain a subordination, nondisturbance and attornment agreement from Landlord's lender and deliver such to Tenant within sixty (60) days after the later of i) the Scheduled Term Commencement Date or
ii) the recordation of any new mortgage encumbering the Premises.

55.  ENTIRE   AGREEMENT.   This  Agreement   supersedes  any  prior  agreements,
negotiations and communications, oral or written, and contains the entire agreement between Buyer and Seller as to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party shall be of any effect unless it is in writing and executed by the party to be bound thereby.

The Parties hereto have executed this Lease on the dates above their respective signatures.


Dated: August 9, 1996                Dated:____________________________________
NEXAR TECHNOLOGIES, INC.,            IBG HUNTWOOD ASSOCIATES,
a Delaware corporation               a California General Partnership

                                     By:  EastGroup Properties
                                          General Partner

By:   /s/ Thomas J. Bill                  By:    /s/
      --------------------                       ---------------------------
Its:  V.P. of Administration                   Its:  Vice President

      "Tenant"                                        "Landlord"





                                       19





                               GUARANTEE OF LEASE


         WHEREAS NEXAR TECHNOLOGIES, INC., a Delaware corporation, is desirous of entering into the lease hereinafter mentioned, as Tenant, and is hereinafter referred to as "Tenant"; and

         WHEREAS, Palomar Medical Technologies, Inc., a Delaware corporation, hereinafter referred to as "Guarantor" has requested IBG Huntwood Associates, hereinafter referred to as "Landlord", to enter into that certain lease dated the 9th day of August, 1996 (attached hereto as Exhibit "A") with the Tenant, hereinafter referred to as the "Lease"; and

         WHEREAS, the Landlord has declined to enter into the Lease unless the Guarantor guarantees the Lease in the manner hereinafter set forth.

         NOW, THEREFORE, to induce the Landlord to enter into the Lease, the Guarantor hereby agrees as follows:

         1. (a) The Guarantor unconditionally guarantees to the Landlord and the successors and assigns of the Landlord the full and punctual payment, performance and observance, by the Tenant, of all the terms, covenants and conditions in the Lease contained on Tenant's part to be kept, performed or observed.

            (b) If, at any time, a material default shall be made by the Tenant as defined in Paragraph 13 of the Lease in the performance or observance of any of the terms, covenants or conditions in the Lease contained on Tenant's part to be kept, performed or observed, the Guarantor will keep, perform and observe the same, as the case may be, in place and stead of the Tenant.

         2. Any act of the Landlord, or the successors or assigns of the Landlord, consisting of a waiver of any of the terms or conditions of the Lease, or the giving of any consent to any manner or thing relating to the Lease, or the granting of any indulgences or extensions of time to the Tenant, may be done without notice to the Guarantor and without releasing the obligations of the Guarantor hereunder.

         3. The obligations of the Guarantor hereunder shall not be released by Landlord's receipt, application or release of security given for the performance and observance of covenants and conditions in the Lease contained on the Tenant's part to be performed or observed; nor by any modification of the Lease.

         4. The liability of the Guarantor hereunder shall in no way be affected by (a) the release or discharge of the Tenant in any creditors, receivership, bankruptcy or other proceedings, (b) the impairment, limitation or modification of the liability of the Tenant or the estate of the Tenant in bankruptcy, or of any remedy for the enforcement of the Tenant's liability under the Lease, resulting from the operation of any present or future provision of the National Bankruptcy Act or other statute or from the decision in any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the assignment or transfer of the Lease by the Tenant; (e) any disability or other defense of the Tenant; or (f) the exercise by Landlord of any rights or remedies reserved to Landlord under the Lease, provided or permitted by law or by reason of any termination of the Lease.


                                       20





         5. The Guarantor further agrees that (a) Guarantor may be joined in any action against Tenant in connection with the obligations of the Tenant under the Lease as covered by this Guarantee and recovery may be had against the Guarantor in any such action; (b) Landlord may enforce the obligations of the Guarantor hereunder without first taking any action whatsoever against Tenant or its successors and assigns after a material default of Tenant as defined in Paragraph 13 of the Lease; and (c) Landlord may pursue any other remedy or apply any security it may hold.

         6. Until all the covenants and conditions in the Lease on the Tenant's part to be performed and observed are fully performed and observed, the
Guarantor: (a) shall not have any right of subrogation against the Tenant by reason of any payments or acts of performance by the Guarantor hereunder; (b) waives any right to enforce any remedy which the Guarantor now or hereafter shall have against the Tenant by reason of any one or more payments or acts of performance in compliance with the obligations of the Guarantor hereunder; and
(c) subordinates any liability or indebtedness of the Tenant to the Landlord under the Lease.

         7. This Guarantee shall apply to the Lease, any extension, renewal, modification or amendment thereof and to any assignment, subletting or other tenancy thereunder or to any holdover term following the term granted under the Lease or any extension or renewal thereof.

         8. In the event this Guarantee shall be held ineffective or unenforceable by any court of competent jurisdiction or in the event of any limitation of liability of the Guarantor hereon other than as expressly provided herein, then the Guarantor shall be deemed to be a tenant under the Lease with the same force and effect as if the Guarantor were expressly named as a joint and several tenant therein with respect to the obligations of the Tenant thereunder hereby guaranteed.

         9. In the event of any litigation between the Guarantor and Landlord with respect to the subject matter hereof, the unsuccessful party to such litigation agrees to pay to the successful party all reasonable costs and expenses incurred therein by the successful party, including reasonable attorneys' fees and expenses.

         10. No delay on the part of Landlord in exercising any right hereunder or under the Lease shall operate as a waiver of such right or of any other right of Landlord under the Lease or hereunder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or a waiver of the same or any other right on any other future occasion.

         11. If there is more than one undersigned Guarantor, the term Guarantor, as used herein, shall include all of such persons undersigned and each and every provision of this Guarantee shall be binding on each and every one of the undersigned and they shall be jointly and severally liable hereunder and Landlord shall have the right to join one or all of them in any proceeding or to proceed against them in any order.


         12.  This  instrument  constitutes  the entire  agreement  between  the
Landlord and the Guarantor with respect to the subject matter hereof, superseding all prior oral or written agreements or understandings with respect thereto and may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by the Guarantor and the Landlord.


                                       21




         13. This Guarantee shall be governed by and construed in accordance with the laws of the State of California and any litigation between Landlord and Guarantor relating to the Guarantee and/or the Lease shall be initiated in Alameda County, California, U.S.A.

         IN WITNESS WHEREOF, the Guarantor has executed this Guarantee as of the 12th day of August, 1996.
----        ------
Palomar Medical Technologies, Inc.,
a Delaware Corporation



By: /s/ Joseph P. Caruso
    --------------------
Its: CFO
     -------------------

State of   MASS                     )
County of  ESSEX                    )


         On this 12th day of August, 1996, before me, Joseph P. Caruso the undersigned Notary Public, personally appeared THE ABOVE, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


/S/
------------------------------
MY COMMISSION EXPIRES
       JULY 11, 1997

337:nexleas


                                       22